UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21802

WorldCommodity Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

6700 Vernon Woods Drive, Suite 100

Atlanta, GA 30328

(Address of Principal Executive Offices)  (Zip Code)

Mr. James Llewellyn

McConnell Asset Management, LLC

6700 Vernon Woods Drive, Suite 100

Atlanta, GA 30328

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  404-437-7420

Date of fiscal year end:

September 30

Date of reporting period:

September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

WORLDCOMMODITY℠ FUND

WCOMX

ANNUAL REPORT

For year ended:

September 30, 2011

www.worldcommodityfunds.com

800-595-4922  ●  404-437-7420

WorldCommoditySM Fund

September 30, 2011 (Unaudited)

Top Holdings* (% of Net Assets)
Vulcan Materials Co.	13.82
Western Refining, Inc.	13.39
United States Steel Corp.	13.25
Birchcliff Energy Ltd.	6.25
Berkshire Hathaway, Inc. Class B	5.34
Potash Corp of Saskatchewan, Inc.	4.49
WPG Resources Ltd.	4.40
Mosaic Co.	4.21
Swedish Export Credit Corp. Elements	4.20
Rogers International Commodity Index®
Agriculture Total ReturnSM Linked Securities
Cliffs Natural Resources, Inc.	4.03
OneSteel Limited	1.42
CF Industries Holdings, Inc.	1.33
Petroplus Holdings, AG	1.21
New Gold Inc. Warrants (6/28/2017)	1.15
Cequence Energy Ltd.	1.14
New Gold Inc. Warrants (4/3/2012)	1.00
Franco-Nevada Corp. Warrants (3/13/2012)	0.84
81.47%

Country Holdings* (% of Net Assets)
United States	55.45
Canada	19.52
Australia	5.82
Sweden	5.36
Switzerland	1.21
New Zealand	0.08
Bermuda	0.04
87.48

Commodity Sectors (% of Net Assets)
Metals	29.20
Energy	24.10
Multi-Sector & Misc.	19.80
Agriculture	14.38
Cash**	12.52
100.00%

*Excludes cash and cash equivalents

**Includes money market funds and other assets net of liabilities

Investment Performance Graph (Unaudited)

Value of $10,000 Invested At Inception
WorldCommodity Fund vs. S&P 500 and RICI

S&P 500 TR Index
WorldCommodity Fund
RICI Total Return Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
10/27/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
$10,415
WorldCommodity Fund
$10,155
RICI Total Return
$9,054
S&P 500

The chart above covers the period from inception of the Fund (October 27, 2006) to the end of the most recent period (September 30, 2011).

Note: The following notes pertain to the chart above as well as the performance table included below.  Performance information in this report represents past performance and is not a guarantee of future results.  The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares when redeemed may be worth more or less than their original cost.  Current performance may be higher or lower than performance quoted within.  Any questions you have, including obtaining the latest month-end performance, can be answered by calling the Fund at 1-800-595-4922.

The S&P 500® Total Return Index is an unmanaged index comprised of 500 stocks selected for market capitalization, liquidity, and industry group representation. The RICI® TR is an unmanaged, total return index representing 38 exchange-traded commodities. The S&P 500® and RICI® TR are used for comparative purposes. The WorldCommodity Fund™ is not designed to track the S&P 500® or the RICI® TR indexes and its performance will differ from these benchmarks.

The chart above and table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Investment Performance (Unaudited)

Below is a comparison of the WorldCommoditySM Fund’s performance with that of two unmanaged, total return indexes, (both with dividends reinvested), that of the Standard & Poor’s 500® Total Return Index and the Rogers International Commodity Index® Total Return from the inception of the Fund on October 27, 2006 through September 30, 2011.

	Six Months	One Year	Since Inception
	Ended	Ended	10/27/2006
			to
	9/30/2011*	9/30/2011	9/30/2011**
WorldCommoditySM Fund (WCOMX)	-20.08%	10.46%	0.83%

Rogers International Commodity Index® Total Return	-19.01%	3.02%	0.31%

S&P 500® Total Return Index	-13.78%	1.44%	-1.99%

*Returns are cumulative, not annualized

**Returns are annualized

Note: The S&P 500® Total Return Index is an unmanaged index comprised of 500 stocks selected for market capitalization, liquidity, and industry group representation. The RICI® TR is an unmanaged, total return index representing 38 exchange-traded commodities. The S&P 500® and RICI® TR incur no fees, expenses or tax effects and are shown solely for comparative purposes. The WorldCommodity Fund™ is not designed to track the S&P 500® or the RICI®TR indexes and its performance will differ from these benchmarks.

Management Discussion & Analysis

For the Year Ended September 30, 2011

WorldCommodity Fund

November 21, 2011

To the Shareholders and Directors of the WorldCommodity Fund:

In managing the Fund, our strategy is to look globally among all equity markets for companies, countries and currencies that will benefit from the continued rise of global commodity prices, as measured best by the Rogers International Commodity Index®.

As shown in the preceding table titled Commodity Sectors, 29% of the Fund’s portfolio is invested in securities which we believe will perform well with rising metals prices and 24% with rising energy prices.  The best performing commodity sector for the one year period ending September 30, 2011 (as measured by the Rogers Commodity Indexes) was in fact the agriculture sector:

Rogers International Commodity Index® Agriculture Total Return

RICI®-A™

4.92%

Rogers International Commodity Index® Energy Total Return

RICI®-E™

3.37%

Rogers International Commodity Index® Metals Total Return

RICI®-M™

-2.94%

What factors influenced performance?

The WorldCommodity Fund’s (WCOMX) return of positive 10.46% for the year ended September 30, 2011 outperformed the Rogers International Commodity Index®, all of the RICI® sub-indexes as shown above, and the S&P 500® Total Return Index.

The Fund’s performance can be attributed to the following:

Strengths:

•

Increased exposure to gasoline and other refined crude products

•

Minimal exposure to crude oil production or oil services companies

•

Exposure to precious metals, especially gold

•

Reduced exposure to weakening Australian & Canadian dollars in second half of the period

•

Increased cash position in the second half of the period

Weaknesses:

•

Not enough exposure to rising prices for agriculture products

Management Discussion & Analysis (Continued)

For the Year Ended September 30, 2011

Welcome

We have many new shareholders to welcome this year, due in part to the Fund’s past performance relative to its peers (other natural resource and energy funds) as well as exposure/ratings at leading independent data providers Morningstar, Lipper and Standard & Poor’s/S&P.  Moreover, the Fund is now available for purchase on at least 10 new brokerage platforms with more to come in 2012.  I thank you all for your support and look forward to the coming year.

With so many new shareholders, let’s review where we started the year on October 1, 2010 (our fiscal year).  Prices for equities in the U.S. were still depressed in our view, with much bearishness and news headlines dominated by concerns about upcoming 2010 mid-term elections.  The Fund started the year with less than 1% in cash, being particularly excited about prospects for the business of refining crude oil into gasoline/diesel fuel which we wrote about in last year’s letter.  With this in mind, we sold positions in nickel and zinc mining companies (Kagara Ltd. and Minara Resources Ltd.) to build a new position in Western Refining, Inc. (WNR), a company which refines crude petroleum into gasoline/diesel fuel.

As it turned out, the Fund was well positioned for 2011 with 90% of the portfolio focused in the following select sectors; iron and coal, gold/silver mining and royalties, Canadian natural gas producers, refining – producers of gasoline (RBOB), diesel fuel, kerosene and fertilizer (nitrogen, phosphate, potash).

Best & Worst Performing Commodities within the RICI
10/1/2010 thru 9/30/2011
Greasy Wool
47.77
RBOB Gasoline
45.69
Sugar
39.34
Brent Crude
38.19
Cotton
37.53
Silver
36.08
Live Cattle
28.84
Gasoil
26.68
Corn
26.52
Crude Oil
-12.05
Copper
-13.35
Lead
-13.51
Zinc
-16.55
Tin
-18.27
Wheat
-24.20
Natural Gas
-24.31
Nickel
-26.19
Lumber
-30.09
Performance Percent (%)

Management Discussion & Analysis (Continued)

For the Year Ended September 30, 2011

How did individual commodity prices perform in 2011?

Recalling that the RICI® is made up of 38 different commodity futures contracts, the table above titled “Best & Worst Performing Commodities within the RICI®” highlights just the top and bottom individual commodities in the Rogers International Commodity Index® in terms of performance for the year ending 9/30/2011.

Best Performing Sectors: RBOB Gasoline, Gasoil, Silver, Corn, Fertilizer, Iron Ore

Most notable for us this year is the performance of gasoil and RBOB gasoline (or unleaded gasoline) which was the #2 performer within the RICI®, rising 45.69% in the year ending 9/30/11.  This had a direct impact on earnings at Western Refining, Inc. (WNR) where we had anticipated that prices of unleaded gasoline would rise regardless of one’s outlook for WTI (West Texas Intermediate) crude oil.  It was our view that refined gasoline and diesel prices would rise faster than the cost of the inputs which for WNR is WTI crude oil.  In fact, profit margins increased dramatically from negative to above $30/barrel for refiners that relied on WTI rather than European/Brent crude oil.  For this reason among others, we concentrated our position in WNR which has no direct exposure to higher Brent crude prices.

Worst Performing Sectors: Nickel, Tin, Zinc, Lead, Copper

You will see from the above table that futures prices for European Brent crude oil rose 38%.  This was very negative for Petroplus Holdings, AG, a refiner of gasoline in Switzerland which the Fund owns.  Petroplus has the ability to process lower quality grades of crude which we thought would be helpful if Brent prices remained high.  Unfortunately, this wasn’t the case, as the company dealt with strikes at its plants as well.  Natural gas prices were one of the worst performers in 2011, but our core holding Birchcliff Energy, Inc. is doing well.

Investing style and Sir John Templeton

Sir John Templeton is widely considered to be one of the most successful practitioners of value investing over the last 100 years.  Sir John, the investor, pioneer of diversified global investing, writer, and philanthropist, passed away at the age of 95 on June 8, 2008.  In Memorandum, one of his last memos published posthumously, Sir John predicts the coming “acceleration in the cost of living” (rising inflation and commodity prices) and gives advice on how to prosper during the period.

Management Discussion & Analysis (Continued)

For the Year Ended September 30, 2011

Excerpted from:

MEMORANDUM, by Sir John M. Templeton

June 15, 2005

“Financial Chaos – probably in many nations in the next five years. The word chaos is chosen to express likelihood of reduced profit margin at the same time as acceleration in cost of living.

Not yet have I found any better method to prosper during the future financial chaos, which is likely to last many years, than to keep your net worth in shares of those corporations that have proven to have the widest profit margins and the most rapidly increasing profits. Earning power is likely to continue to be valuable, especially if diversified among many nations.”

(Source: Newsmax.com)

Investing Style

Recently, I have been asked, what style of investing do we practice, or do we have an investment style?  Is it growth, value, GARP (growth at a reasonable price)?  Professional investors it seems are very interested in knowing what style of investing we claim to practice.  Investor, Warren Buffett, has famously said all investing is ‘value investing’.  If one does any reading in the ‘value investing’ genre they will soon discover that investments in physical commodities and commodity futures as an asset class are often ignored or discouraged.  Many mainstream proponents of value investing hold that commodities as an asset class have no income stream and therefore are considered not proper investments.

Profit growth, Profit margins, + Reserves +Reserve growth

Rather than styles, we tend to focus on the fundamentals which we consider to be; profits, profit growth, profit margins.  For natural resource based companies we add to these reserves and reserve growth.  In many cases the true value of a mining company or energy company is the value of its reserves of (oil/gold) in the ground and the potential for growth of those reserves.  The best example of this in our portfolio to date has been Birchcliff Energy, Inc. (BIR:CN).  In 2009, we felt the stock market was severely undervaluing BIR’s reserves of natural gas and the growth in that reserve base.  This spring’s nuclear accident in Fukishima, Japan reinforced and increased our estimates for the value of BIR’s natural gas reserves.

Management Discussion & Analysis (Continued)

For the Year Ended September 30, 2011

In most commodity-related businesses and industries profits are directly related to the direction of the underlying commodity price….higher gold prices means higher earnings for the gold mining industry.  In 2011, the Fund also benefited from higher corn prices (fertilizer industry), higher gasoline prices (refining), higher iron ore prices (iron ore mining).  For this reason, much energy is spent anticipating the supply/demand fundamentals in the underlying commodity.  However, where possible we seek to find businesses where we believe profits can grow regardless of our view of the price of the underlying commodity.

Despite flat natural gas prices, Birchcliff (see table below) is finding more gas, selling more gas, and making more profit for every unit of gas/oil sold.  Not unlike Coca-Cola, Inc. in its best days, this formula combined with excellent management is a recipe for success.

Birchcliff Energy, Inc. (BIR:CN): Purchase date 12/10/2009

	9/30/2009	9/30/2011	Change(%)
Natural Gas Price*	$3.78	$3.78	No Change

Revenues	$98 mn CAD	$172 mn CAD	UP 75%
Earnings	Minus $32 mn CAD	$44 mn CAD	UP 237%
Operating Costs/boe	$9.27	$6.39	Down 31%
Reserves	99 MM boe	229 MM boe	UP 131%
Market Value	$919 mn USD	$1.21 bn USD	UP 31%

*AECO= Alberta Energy Company, benchmark price, boe+ barrel of oil equivalent, CAD=Canadian dollar, USD=U.S. dollar,

Source: Birchcliff Energy, Inc.

Berkshire Hathaway as a natural resource company?

In the “Schedule of Investments” you will find three new holdings; Vulcan Materials Co. (VMC), United States Steel Corp. (X) and Berkshire Hathaway, Inc. (BRK.B).  We will have more to say about these companies in the next report.

Berkshire Hathaway shares were acquired in mid-August in part as an alternative to holding low yielding cash.  The position was accumulated prior to the company’s historic buyback announcement on September 26, 2011.  In the Warren Buffet era (over 40 years), Berkshire Hathaway has never paid a dividend nor purchased its own shares on the open market.  In September, the Board approved a program authorizing the company to repurchase shares “at prices no higher than a 10% premium over the then-current book value of the shares”.  Upon closer look however, BRK is increasingly looking like a potential commodity-related company as defined in the Fund’s prospectus and

Management Discussion & Analysis (Continued)

For the Year Ended September 30, 2011

may soon develop into one of largest commodity-related companies in the world.

From the prospectus:

“A company will be considered to be a “commodity-related company” if it directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to commodities.  A company may also be considered if it devotes 50% or more of its total assets to producing revenues from the commodities sector.  All companies with substantial business in these areas will be considered “commodity-related companies” for purposes of the Fund’s investment policies.”

Already one of the largest companies in the world, Berkshire Hathaway has steadily built a presence in commodities.  Its pipelines carry 8% of natural gas in the U.S.; its regulated utility, MidAmerican Energy, has built 2,909 megawatts of wind generation (#1 in U.S.).  ‘Commodity-related’ businesses are approaching 40% of total assets at BRK:

•

Railroad

    Burlington Northern Sante Fe (BNSF)

•

Energy

    Electric utilities

•

Energy

    Pipelines

•

Manufacturing

    Marmon Group (Tank cars/water treatment)

•

Insurance

    Equity holdings in POSCO (steel), ConocoPhillips (oil/refining), BYD (batteries)

What changes in the portfolio were made?

During the last six months, the Fund materially acquired the following securities that were not owned at March 31, 2011 which are listed as portfolio investments at September 30, 2011:

•

Vulcan Materials Co.

           Mining – Quarry Aggregate

•

United States Steel Corp.             Steel - Production

•

Berkshire Hathaway, Inc. Class B

           Misc.–Diversified Conglomerate

•

Potash Corp. of Saskatchewan

           Agri Chemicals - Fertilizer

•

OneSteel Limited                          Steel - Production

Fund shareholders should keep in mind that the above discussion applies to the Fund's portfolio as of September 30, 2011 and may not reflect changes occurring subsequent to the end of the period.

Sincerely,

Jim Llewellyn

Portfolio Manager

Expense Illustration (Unaudited)

September 30, 2011

Expense Example

As a shareholder of the WorldCommodity Fund, you incur two types of costs: (1) transaction costs, which may include, but are not limited to, transaction fees at some broker-dealers, custodial fees for retirement accounts, redemption fees, and wire transfer fees; and (2) ongoing costs, such as the advisory and administration fees paid to the adviser of the Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	Apr 1, 2011	Sep 30, 2011	Apr 1, 2011 to Sep 30, 2011

Actual	$1,000.00	$799.23	$7.44
Hypothetical	$1,000.00	$1,016.80	$8.34
(5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

WorldCommodity Fund

Schedule of Investments

September 30, 2011

Shares		Country	Value	% Net Assets
COMMON STOCKS				
Agricultural Chemicals - Fertilizer				
300	CF Industries Holdings, Inc.	United States	$ 37,017	
2,400	Mosaic Co.	United States	117,528	
2,900	Potash Corp. of Saskatchewan, Inc.	Canada	125,338	
			279,883	10.03%
Agricultural Production				
3	JG Boswell Co.	United States	2,025	
7,414	PGG Wrightson Ltd. *	New Zealand	2,259	
			4,284	0.15%
Crude Petroleum & Natural Gas				
18,000	Birchcliff Energy Ltd. *	Canada	174,548	
9,900	Cequence Energy Ltd. *	Canada	31,875	
14,077	Chinook Energy, Inc. *	Canada	20,650	
15,500	Insignia Energy Ltd. *	Canada	20,523	
			247,596	8.87%
Crude Petroleum Refining				
6,000	Petroplus Holdings, AG *	Switzerland	33,844	
30,000	Western Refining, Inc. *	United States	373,800	
			407,644	14.61%
Mining - Iron Ore				
2,200	Cliffs Natural Resources, Inc.	United States	112,574	
100,000	WPG Resources Ltd. *	Australia	122,705	
			235,279	8.43%
Mining - Lead				
60,000	Ivernia, Inc. *	Canada	4,572	0.16%
Mining - Precious Metals				
10,000	Great Basin Gold Ltd. *	Canada	16,860	
38,000	St. Andrew Goldfields Ltd. *	Canada	18,099	
350,000	Starfield Resources, Inc. *	Canada	10,002	
			44,961	1.61%
Mining - Quarry Aggregates				
14,000	Vulcan Materials Co.	United States	385,840	13.82%
Miscellaneous - Diversified Conglomerate				
2,100	Berkshire Hathaway, Inc. Class B *	United States	149,184	5.35%
Resource Royalties - Mining and Energy				
400	Franco-Nevada Corp.	Canada	14,445	0.52%
Steel - Production				
33,000	OneSteel Limited	Australia	39,536	
16,800	United States Steel Corp.	United States	369,768	
			409,304	14.66%
Transportation - Air				
119	Groupe Aeroplan, Inc.	Canada	1,352	0.05%
TOTAL COMMON STOCKS (Cost $2,388,494)			$ 2,184,344	78.26%

* Non-income producing securities during the year.

WorldCommodity Fund

Schedule of Investments (Continued)

September 30, 2011

WorldCommodity Fund

Statement of Assets and Liabilities

September 30, 2011

Assets		
Investments in Securities, at Value (Cost $2,662,863)	$	2,441,648
Cash		349,681
Receivables:		
Shareholder Subscription		18,500
Dividends and Interest		92
Prepaid Expense		146
Total Assets		2,810,067
Liabilities		
Payable for Shares Redeemed		14,610
Accrued Advisory Fees		2,386
Accrued Administration Fees		1,856
Total Liabilities		18,852
NET ASSETS	$	2,791,215
Net Assets consist of		
Paid In Capital	$	3,234,280
Undistributed Net Investment Income		6
Accumulated Realized Loss on Investments and Foreign Currency Transactions		(221,856)
Net Unrealized Depreciation in Value of Investments		(221,215)
NET ASSETS	$	2,791,215
Shares Outstanding (100,000,000 shares authorized with a $0.0001 par value)		269,811
Net Asset Value, Offering and Redemption Price Per Share	$	10.35

WorldCommodity Fund

Statement of Operations

For the Year Ended September 30, 2011

Investment Income
Interest	$ 262
Dividends (net of foreign taxes withheld of $31)	4,992
Total Investment Income	5,254

Expenses
Advisory Fees (Note 3)	11,277
Administrative Fees (Note 3)	8,771
Taxes (Note 2)	756
Total Expenses	20,804

Net Investment Loss	(15,550)

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain on Investments	121,579
Net Change in Unrealized Depreciation on Investments	(442,358)
Net Realized and Unrealized Loss on Investments	(320,779)
Net Decrease in Net Assets Resulting from Operations	$ (336,329)

The accompanying notes are an integral part of these financial statements.

WorldCommodity Fund

Statement of Changes in Net Assets

WorldCommodity Fund

Financial Highlights

Notes to Financial Statements

September 30, 2011

NOTE 1.  ORGANIZATION

WorldCommodity Funds, Inc. (the "Company") was incorporated in Maryland on August 9, 2005 as a non-diversified, open-end management investment company.  The Company’s Articles of Incorporation permit the Board of Directors of the Company (the “Board” or the “Directors”) to issue 100,000,000 shares of common stock at $.0001 par value.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series.  WorldCommodity Fund (the "Fund"), a non-diversified fund, is the sole series of the Company.  The Fund's investment objective is to seek capital appreciation by investing in equity securities issued by commodity-related companies and commodity–linked note securities.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 27, 2006.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s portfolio securities for which market quotes are available are valued each day at market value.  For securities which are traded on any national exchange, international exchange, or the NASDAQ over-the-counter market, market value is generally determined on the basis of the last reported sales price on the securities’ principal exchange prior to closing of the NYSE.  Securities for which no sale was reported are valued at the mean between the last bid and ask quotation.

Short-term investments in fixed income securities having a maturity of 60 days or less at the date of purchase are generally valued at amortized cost, which approximates market value.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

Fixed income securities generally are valued by using market quotations when readily available, but may be valued on the basis of prices furnished by independent pricing services when no such market quotations exist and when the Adviser believes such prices accurately reflect the fair value of such securities.  Pricing services generally use a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

Notes to Financial Statements (Continued)

September 30, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fair Valued Securities

If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Adviser, in accordance with procedures approved by the Board.  The following factors are generally considered in determining fair value: nature and duration of restrictions on disposing of the security; the liquidity of the security; the size of reported trades (trading volume); market values of unrestricted shares of the same or similar class; purchase price; size of the Fund’s holdings; price of similar securities of comparable companies; issuer financial data; special reports prepared by analysts; fundamental analytical data such as multiple of earnings, multiple of book value; issuer’s management; and other relevant matters.

If events materially affecting the values of the Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

In accordance with guidance in GAAP on Fair Value Measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund.  Unobservable inputs are inputs that reflect the Fund’s own assumption about the factors market participants would use in pricing an asset or liability.  The three-tier hierarchy of inputs is summarized below:

Notes to Financial Statements (Continued)

September 30, 2011

Level 1 -

quoted prices in active markets for identical investments

Level 2 -

other significant observable inputs (including quoted prices for similar investments, quoted prices for similar or identical investments in inactive markets)

Level 3 -

significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes by major security type the valuation of the Fund’s investments under the above fair value hierarchy levels as of September 30, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,184,344	-	-	$ 2,184,344
Corporate Notes	149,706	-	-	149,706
Warrants	106,455	1,143	-	107,598
Total	$ 2,440,505	$ 1,143	-	$ 2,441,648

Refer to the Schedule of Investments for investments categorized by industry and geography.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair

Notes to Financial Statements (Continued)

September 30, 2011

values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.  Interest income and estimated expenses are accrued daily.  Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date.

Written Option Accounting

The Fund may write (sell) put and call options.  When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.  By writing an option, the Fund may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised.  When an option expires on its stipulated expiration date, the Fund realizes a gain.  When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  If a call option written by the Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security.  If a put option written by the Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received.

Purchased Option Accounting

Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset.  When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually.  However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders from net investment income are recorded on ex-dividend date and are determined in

Notes to Financial Statements (Continued)

September 30, 2011

accordance with income tax regulations that may differ from GAAP.  These differences may be permanent or temporary.  Permanent book and tax differences may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses).  These reclassifications have no impact on net assets or the results of operations.  Temporary differences are not reclassified, as they may reverse in subsequent periods.  Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

In accordance with GAAP, the Fund has recorded reclassifications in its capital accounts.  These reclassifications have no impact on the net assets of the Fund and are designed generally to present its components of capital on a tax basis which is considered to be more informative to the shareholder.  As of September 30, 2011, the Fund recorded the following reclassifications to increase/(decrease) the capital accounts listed below:

Accumulated net investment income

$  15,451

Paid in capital

$ (15,451)

Expenses

Expenses for the Fund are accrued on a daily basis and are based on prior day net assets.

Federal Income Taxes

For federal income tax purposes, the Fund intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for RIC’s.  As provided in Subchapter M of the Internal Revenue Code, in any fiscal year in which the Fund qualifies as a RIC and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed.

In order to avoid imposition of a Federal excise tax applicable to RICs, it is the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The Fund follows guidance found in GAAP that requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the

Notes to Financial Statements (Continued)

September 30, 2011

applicable tax authority.  Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized in the financial statements.  As of September 30, 2011, management has evaluated the Fund’s tax positions and has determined that none of them are uncertain and no accruals for income tax liabilities are required.

GAAP requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal (the Internal Revenue Service) and the state of Maryland.  As of September 30, 2011, open tax years include the tax years ended September 30, 2008 through 2011.  The Fund has no examination of its tax returns in progress.  For the year ended September 30, 2011 the Fund accrued $456 in federal excise taxes.

State Taxes

As a Maryland registered corporation, the Company pays certain annual registration taxes to the State of Maryland payable to the Maryland Department of Assessments and Taxation.  For the year ended September 30, 2011 the Fund accrued $300 in corporate registration taxes to the State of Maryland.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from these estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

NOTE 3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

McConnell Asset Management, LLC (the "Adviser") doing business as, WorldCommodity Asset Management, acts as investment adviser for the Fund pursuant to the terms of the Investment Advisory Agreement (the "Advisory Agreement").  The Adviser is a Georgia limited liability company and is

Notes to Financial Statements (Continued)

September 30, 2011

registered with the Securities and Exchange Commission as an investment adviser.  Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Company in the investments of the Fund.  For its investment advisory services to the Fund, the Fund pays to the Adviser, as of the last day of each month, an annualized fee equal to 0.90% of average daily net assets of the Fund.  For the year ended September 30, 2011, the Adviser earned fees of $11,277.

The Fund has also entered into an Operating Services Agreement (the "Services Agreement") with the Adviser.  Under the terms of the Services Agreement, the Adviser arranges to provide, day-to-day operational services to the Fund including, but not limited to; accounting, administrative, legal, dividend disbursing and transfer agent, registrar, and custodial.  The Adviser may, employ third parties to assist it in performing the various services required of the Fund and is responsible for compensating such parties.  For the Adviser’s services to the Fund, the Fund pays to the Adviser, as of the last day of each month, an annualized fee equal to 0.70% of average daily net assets of the Fund.  For the year ended September 30, 2011, the Adviser earned fees of $8,771.  At September 30, 2011, $2,386 and $1,856 is due to the Adviser for advisory and administration services, respectively.

Distribution Agreement

The Fund currently distributes its own shares.  Shares of the Fund are offered to the public on a continuous basis, but the Fund reserves the right to discontinue offering its shares at any time.

The Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act").  The Plan has not been implemented and the Fund has no present intention of implementing the Plan.  The maximum amount that the Fund would pay under the Plan on an annualized basis would be 0.25% of the average daily net assets, payable to service providers providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares.  To date, the Fund has not paid any fees related to Rule 12b-1 of the 1940 Act.

Custodian

Huntington National Bank is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Notes to Financial Statements (Continued)

September 30, 2011

Huntington National Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. The Adviser pays all custody fees for the Fund.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Company and Adviser.  MSS supervises all aspects of the operations of the Fund except those reserved by the Fund's investment Adviser under its service agreements with the Company.  MSS is responsible for calculating the Fund's net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Fund, preparing reports and filings with the Securities and Exchange Commission, preparing filings with state Blue Sky authorities and maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

NOTE 4.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments for the year ended September 30, 2011 were as follows:

Purchases

$2,271,749

Sales

$   296,034

There were no purchases or sales of U.S. Government Securities.

Notes to Financial Statements (Continued)

September 30, 2011

NOTE 5.  FEDERAL INCOME TAXES

For U.S. federal income tax purposes, the cost of investments and gross unrealized appreciation and depreciation of investments at September 30, 2011 were as follows:

Cost of investments	$2,671,034
Gross unrealized appreciation	315,225
Gross unrealized depreciation	(544,611)
Net unrealized depreciation	$(229,386)

As of September 30, 2011 the components of distributable earnings and accumulated losses on a tax basis were as follows:

Net unrealized depreciation	$(229,386)
Capital loss carryforwards	(213,679)
Total accumulated losses on a tax basis	$(443,065)

As of September 30, 2011 the net capital loss carryforwards available to offset future realized gains, if any, were as follows:

Expiration Date	Capital Loss Carryforward
9/30/2016	$ 137,861
9/30/2017	$ 36,754
9/30/2018	$ 39,064
Total	$ 213,679

The difference between distributable earnings and accumulated losses on a book and tax basis is primarily due to the treatment of certain investments designated as passive foreign investment companies (PFICs) for tax purposes and losses on wash sales which are required to be deferred for tax purposes.

Notes to Financial Statements (Continued)

September 30, 2011

The tax character of distributions paid by the Fund was as follows:

	For the Year Ended Sep 30, 2011	For the Year Ended Sep 30, 2010
Return of capital	$-	$6,914

The Fund did not pay any distributions for the year ended September 30, 2011.  The Fund paid a return of capital distribution of $0.08181 per share on September 8, 2010, for a total distribution of $6,914.

NOTE 6.  RISKS AND UNCERTAINTIES

Non-Diversification Risk

The Fund is classified as non-diversified.  This means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund.  Because the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired.  Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility.  Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Sector Focus Risk

The Fund’s investments in commodity-related companies can be significantly affected by events relating to those sectors.  The prices of agriculture, metals, and energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply, international political events relating to commodity producing countries, the success of new projects, and tax and other governmental regulatory policies.  As a result, the securities owned by the Fund may react similarly to and move in unison with one another.  Because the Fund may focus its investments in the agriculture, metals, or energy sectors, it is subject to the risks affecting those sectors and the Fund’s share price may be more volatile than a fund that invests in a wide variety of market sectors.

Foreign Securities Risk

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume

Notes to Financial Statements (Continued)

September 30, 2011

and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, and restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Credit Risk of Debt Securities

A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

Commodity-Linked Notes Securities

The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-linked notes.  In a typical commodity-linked note, sometimes referred to as a commodity-linked structured note, the principal and/or coupon payments are linked to the value of an individual commodity, or the performance of commodity indices.  Therefore, these securities are "commodity-linked”.  Also, at maturity, the Fund may receive more or less principal than it originally invested.  The commodity-linked

Notes to Financial Statements (Continued)

September 30, 2011

notes in which the Fund invests, may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

Rights and Warrants Securities Risk.

The Fund may invest in warrants and rights.  Warrants entitle the holder to purchase equity securities at a specified price for a specific time period.  Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights.  Warrants are typically exchange traded but pay no dividends.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities particularly for shorter periods of time, and therefore, may be considered speculative investments.  Also, a warrant ceases to have value if it is not exercised prior to the expiration date.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

NOTE 7.  SHARES OF BENEFICIAL INTEREST

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2011, 40.57% of the Fund was held in accounts for the benefit of others at Scottrade, Inc.

NOTE 8.  DERIVATIVE INSTRUMENTS

Options Contracts

The Fund may purchase and sell options involving individual securities, futures and indices.  The Fund can buy and sell options for various purposes:

•

to try to manage the risk that the prices of its portfolio securities and instruments may decline;

•

to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments;

•

to attempt to enhance its income or return by purchasing and selling call and put options on commodity futures, commodity indices, financial indices or securities;

•

to gain exposure to price movements of various commodity sectors in accordance with the Fund's investment strategies.

Notes to Financial Statements (Continued)

September 30, 2011

An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indices.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Notes to Financial Statements (Continued)

September 30, 2011

Options Transactions

Transactions in written options during the year ended September 30, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2010	-	$ -
Options written	100	5,900
Options exercised	(100)	(5,900)
Options outstanding at September, 2011	-	$ -

Market Values of Derivative Instruments

GAAP requires the Fund to disclose certain information about its level of derivative use.  The Fund had no positions in derivative instruments not accounted for as hedging instruments as of September 30, 2011 or any realized or unrealized gain or loss from derivatives for the year ended September 30, 2011.

NOTE 9.  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Valuation Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  The Fund has adopted ASU No. 2010-06 and there has been no impact on the Fund’s financial statement disclosures.

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are

Notes to Financial Statements (Continued)

September 30, 2011

 effective for interim and annual reporting periods beginning after December 15, 2011.  Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

NOTE 10.  REGULATORY DEVELOPMENTS

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.  Although the Act provides several benefits, including unlimited carryover on future capital losses, all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers.

NOTE 11.  INDEMNIFICATIONS

Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications.  The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the WorldCommodity Fund and

the Board of Directors of WorldCommodity Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the WorldCommodity Fund, a series of shares of WorldCommodity Funds, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 27, 2006 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WorldCommodity Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 27, 2006 (commencement of operations) to September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2011

Additional Information (Unaudited)

INTERESTED DIRECTORS AND OFFICERS
Name, Address and Age	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

James Llewellyn	Director, President and Treasurer	Mr. Llewellyn has served as a director of the Fund since the Fund’s inception in 2006.	Managing Member, McConnell Asset Mgmt, LLC, April 2004;	One	None
6700 Vernon Woods Drive, Suite 100, Atlanta, GA 30328			Private Client Consultant, E*TRADE Securities, LLC, 2000
Year of Birth: 1969			Financial Consultant, Merrill Lynch Futures, Inc., 1998

INDEPENDENT DIRECTORS
Name, Address and Age	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Christopher Witte	Independent Director	Mr. Witte has served as a director of the Fund since the Fund’s inception in 2006.	Sr. Project Manager IT Operations, Cingular Wireless Inc/AT&T, 2002;	One	None
6700 Vernon Woods Drive, Suite 100, Atlanta, GA 30328			Mgr. IT Operations, Cypress Restaurants of Georgia, Inc., 2001
Year of Birth: 1969

Terry L. Cornett	Independent Director	Mr. Cornett has served as a director of the Fund since the Fund’s inception in 2006.	Private real estate investments, Cornett Consulting, Inc., 2001	One	None
6700 Vernon Woods Drive, Suite 100 Atlanta, GA 30328			Account manager, The Procter and Gamble Co. 1970-1994

Year of Birth: 1944

**	Each Director serves for an indefinite term.

Additional Information (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request.  The Fund annually discloses its complete proxy voting record on Form N-PX.  The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th will be available without charge by calling 1-800-595-4922, by writing to WorldCommodity Funds, Inc. c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or visiting the SEC's web site at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30.  The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-595-4922.

SHAREHOLDER TAX INFORMATION

The information below is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2012 to determine the calendar year amounts to be included on their 2011 tax returns.  Shareholders should consult their own tax advisers.  There were no distributions paid during the year ended September 30, 2011.  For the fiscal year ended September 30, 2010, the Fund paid a return of capital distribution of $0.08181 per share on 9/8/2010 for a total distribution of $6,914.

Additional Information (Unaudited)

On August 28, 2011, the Board of Directors of WorldCommodity Funds, Inc., with a majority of the independent Directors voting separately, renewed the Investment Company Services Agreement and Operating Services Agreement (collectively, the “Agreements”) between the Fund and McConnell Asset Management, LLC.  The Directors requested that they be provided certain information under 15(c) of the 1940 Act in connection with their consideration of the renewal of the Agreements.  The Adviser provided such information in a letter to the Board (the “Section 15(c) Response Letter”).  As required by the Section 15(c) and relevant court decisions, the Directors considered a variety of factors when contemplating the renewal of the Agreements.  There were no material or substantive changes to the agreements since the Board last considered their approval.

In approving the existing investment advisory agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

i.

the nature, extent and quality of the services offered by the Adviser.

ii.

the Adviser's investment management capabilities, methodologies and performance.

iii.

the reasonableness of the compensation payable to the Adviser and the Fund's expense ratio.

iv.

the cost of services and the profit to be realized by the Adviser.

v.

economies of scale.

i. the nature, extent and quality of the services offered by the Adviser.

In considering approval of the Fund’s advisory agreement, the Board evaluated the nature and extent of the services provided by the Adviser.  The Adviser provides the Fund with office space, facilities, and equipment; administrative, clerical and compliance personnel; investment advice with respect to the Fund and invests and reinvests the cash, securities and property comprising the assets of the Fund; securities trading services and oversight of third party service providers.

Additional Information (Unaudited)

The Board also considered the quality of the services provided and quality of the Adviser’s resources that are available to the Fund.  The Board evaluated the professional qualifications and experience of the Adviser’s personnel.  The Board noted that the Portfolio Manager has over 15 years professional experience in the securities industry; and as a licensed professional completed the following FINRA exams-Series 63, 3, 6, 7, and 65.  The Portfolio Manager also has relevant experience with commodities trading at Merrill Lynch Futures, Inc. (FINRA Series 3), where he was an associate member of the NFA (National Futures Association).  The Board also noted, the Adviser’s consulting experience with Beeland Management Company, LLC, sponsor of the Rogers International Commodities Index® Funds, and the Portfolio Manager’s personal experience as a minority shareholder and non-managing member of Beeland from 1999-2004, and a member of the 2005 Rogers International Commodity Index® Committee.

ii. the Adviser's investment management capabilities, methodologies and performance.

In its evaluation of the Adviser’s performance, the Board noted that it will consider the performance of the Fund and thus the investment adviser, during the past one year and life of fund periods relative to the performance of market indices and the Fund’s peer group during the same periods.  Peer Group: The Board reviewed information provided by the Adviser comparing the historical performance of relevant market indices, and other “natural resources” funds advised by other investment advisers.  This peer group consists of funds with similar investment objectives and policies as the Fund.  Differences in asset size and expense ratios are noted along with the affect of any fee limitations or expense reimbursement on the Fund’s and the peer group’s performance.

iii. the reasonableness of the compensation payable to the Adviser and the Fund's expense ratio.

The Board also reviewed information, including comparative information, regarding the fees paid to the Adviser and other expenses borne by the Fund.  The Board reviewed comparative data in regard to the fees and expenses of the Fund, other natural resources funds, and other funds with comparable asset

Additional Information (Unaudited)

levels and distribution features.  The Board noted that pursuant to an Operating Services agreement, the Adviser is responsible for paying all the Fund’s expenses except commissions and other brokerage fees, taxes, interest and other extraordinary expenses.  The Board concluded that the Fund’s expense ratio is reasonable on both an absolute basis and relative to its peer group.  Considering both the Advisory Agreement and Operating Agreement with the Adviser; and as a new fund with a small asset base, the Fund’s actual expenses borne by the Adviser are considerably higher than those charged to investors in the Fund via the expense ratio.

iv. the cost of services and the profit to be realized by the Adviser.

The Board also reviewed a cost and profitability analysis provided by the Adviser, which included a discussion and analysis of the profitability to the Adviser.  In assessing profitability, the Board considered losses incurred by the Adviser in an effort to grow assets under management and losses related to initial organizational costs.

v. economies of scale.

The Board considered, that as the Fund grows, it will be necessary to evaluate whether potential economies of scale are adequately shared by the Adviser with the Fund, and whether economies of scale should be reflected in the advisory fee through the use of breakpoints.

Conclusion:

Based upon its review, the Board concluded that the Adviser's investment methodologies would fit with the Fund’s investment policies, and that the Adviser had the capabilities, resources and personnel necessary to manage the Fund effectively.  Further, the Board concluded that based on the services the Adviser would be required to render under the investment advisory agreement, that compensation to be paid to the Adviser was fair and reasonable.  As a result, the entire Board, with Independent Directors voting separately, approved the Investment Advisory Agreement with the Adviser.

Board of Directors

Christopher Witte

Terry L. Cornett

James Llewellyn

WorldCommodity Funds, Inc.

6700 Vernon Woods Drive, Suite 100

Atlanta, Georgia 30328

Investment Adviser

McConnell Asset Management, LLC

d/b/a WorldCommodity Asset Management

6700 Vernon Woods Drive, Suite 100

Atlanta, Georgia 30328

404-437-7420   www.worldcommodityfunds.com

Custodian

Huntington National Bank, N.A.

41 South High Street

Columbus, Ohio 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant, and Fund Administrator

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

This report is provided for the general information of the shareholders of the WorldCommoditySM Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus, which contains more information on fees, charges and other expenses and should be read carefully before investing or sending money.  Past performance is not a guarantee of future results.

ITEM 2.  CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) During the period covered by this report, there were no amendments to provisions of the code of ethics.

(d) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Christopher Witte is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert."  Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d)  The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last two fiscal years.  “Audit Fees” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related Fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.  “All Other Fees” provided by the principal accountant were $0.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2011	FYE 09/30/2010
Audit Fees	11,250	$11,250
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

(e)(1)  The audit committee has adopted pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X that require the audit committee to pre-approve all audit and non-audit services to the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item [Audit Fees, Audit-Related Fees and Tax Fees in the above table] that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

N/A

(c)

100%

(d)

N/A

(f)  For the most recent fiscal year, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)  The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,000 for the fiscal year ended September 30, 2011 and $2,000 for the previous fiscal year.  These fees related to tax services rendered to the registrant.

(h)  All non-audit services rendered in (g) above that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee of the board of directors in maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable to open end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END FUNDS.

Not applicable to open end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS

Not applicable to open end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)

Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item2 requirements through filing an exhibit.

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

EX-99.CERT. Filed herewith.

(a)(3)

Not applicable to open-end investment companies.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WORLDCOMMODITY FUNDS, INC.

By /s/ JAMES LLEWELLYN

James Llewellyn

President and Treasurer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ JAMES LLEWELLYN

James Llewellyn

President and Treasurer

Date: November 29, 2011